EXHIBIT 99.2

Client's name: ANDRES NEGRO-VILAR
Issuer's name: LIGAND PHARMACEUTICALS
Type of securities: STOCK OPTION
Maximum Number of Shares
to sell under plan ______________
Maximum Number of Emploee Stock
Options to sell under the plan: 130,000


                RULE 10B5-1 SALES PLAN AND CLIENT REPRESENTATIONS

     I, ANDRES NEGRO-VILAR, as of the date below, establish this Sales Plan ("the Plan") in order to sell shares of the Issuer's common stock pursuant to the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     I request that Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") execute the Plan as follows:

1.   Starting on January 10, 2005 and ending on December 31, 2005,

     a.   For securities other than employee stock options, SELL:

          [ ] __________ [number] of shares every_________[time period: day, week, month, quarter, day/date of month, ect.], provided the price per share is at or above $__________ [dollar amount] on the principal exchange or market on which the shares are traded (the "Exchange").

          [    ] shares pursuant to the attached table;

          Carry forward provision (optional)

          [ ] Any shares not sold in a given _________ [time period: day, week, month, quarter, day/date of month, ect.], because the parameters (E.G., specified sale price) under the ---- Plan were not met, will carry forward to future _______ [time periods] until sold.

     b. For employee stock options, EXERCISE MY OPTIONS AND SELL THE UNDERLYING SHARES:

          [ ] ___________ [number] stock options every__________ [time period: day, week, month, quarter, day/date of month, etc.], provided the price per underlying share is at or above $________ [dollar amount] on the principal exchange or market on which the shares are traded (the "Exchange")

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          [X]  stock options pursuant to the attached table1;

          Carry forward provision (optional)

          [ ] Any options not exercised and underlying shares not sold in a given _________ [time period: day, week, month, quarter, day/date of month, ect.], because the parameters (e.g., specified sale price) under the Plan were not met, will carry forward to future _______ [time periods] until sold.

          PROVIDED, HOWEVER, that

               (i) Merrill Lynch will exercise no stock option, unless its exercise price is less than the market price of the underlying share; and Merrill Lynch first will exercise those stock options {SELECT ONE}:

                    [ ] with the earliest expiration date

                    [ ] with the lowest exercise price; and

               (ii) Merrill Lynch may deduct from the proceeds of each stock option exercised and the underlying shares sold the sum of
                    (a) the exercise price and (b) any withholding tax and then remit that sum to the Issuer.

2.   SUSPENSION

     If Merrill Lynch must suspend sales allocated under the Plan, pursuant to Section 1 above, on a particular day for any of the following reasons:

     a. a day specified by the Plan is not a day on which the shares trade regular way on the Exchange;

     b.   trading of the shares on the Exchange is suspended for any reason;

     c. there is insufficient demand for any or all of the shares at or above the specified price; (e.g., specified price met but all shares could not be sold at or above specified price)

     d. Merrill Lynch cannot effect a sale of shares due to legal, regulatory or contractual restrictions applicable to it or to me (including without limitation, Regulation M); or


--------
1 An illustration is provided as an annex to the Plan.



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

     e. if the shares are being sold pursuant to a registration statement, the termination, expiration, suspension or unavailability of the registration statement;

then, shares allocated under the Plan for sale during the period when sales under the Plan are suspended {SELECT ONE ONLY} :

     [    ] will remain unsold

     [X]  will be sold as soon as possible provided specified parameters are met

     [ ] will be carried forward to be sold with the next amount of shares to be sold in accordance with Section 1 of the Plan

3.   TERMINATION

     The Plan shall end on the earliest of:

     a.   the termination date listed above;

     b.   the completion of all sales contemplated in Section 1 of the Plan;

     c.   my or Merrill Lynch's reasonable determination that:

          (i) the Plan does not comply with Rule 10b5-1 or other applicable securities laws;

          (ii) I have not, or Merrill Lynch has not, complied with the Plan, Rule 10b5-1 or other applicable securities laws; or

          (iii) I have made misstatements in my Client Representations to Merrill Lynch;

          [    ] the filing of a bankruptcy petition by the Issuer or Client

          [ ] the public announcement of a merger, recapitalization, acquisition, tender or exchange offer, or other business combination or reorganization .

          [ ] the public announcement of a public offering of securities by the Issuer

          [ ] the conversion of the shares into rights to receive fixed amounts of cash or into debt securities and/or preferred stock (whether in whole or in part)


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


          [    ] my death, disability or mental incapacity

          [    ] my severance or retirement from the Issuer or

          [X] receipt by Merrill Lynch of written notice of termination from me pursuant to Section 13 below.

4. At the discretion of Merrill Lynch, shares allocated under the Plan for sale on a given day or date may be sold in bulk or in smaller increments, depending upon market demand and the minimum price established in Section 1.

5. In the event of a stock split or reverse stock split, the share quantity and dollar amount at which shares are sold will be automatically adjusted proportionately.

6. Unless I have indicated otherwise in Section 2 above, in the event of a reincorporation or other corporate reorganization resulting in an automatic share-for-share exchange of new shares for the type of shares subject to the Plan, then the new shares will automatically replace the type of shares originally specified in the Plan.

7. Compliance with Rule 144 and Rule 145

     a. I understand and agree that if I am an affiliate or control person for purposes of Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), or if the securities subject to the Plan are restricted securities subject to limitations under Rule 144 or eligible for resale under Rule 145, then all sales of securities under the Plan will be in accordance with the applicable provisions of Rule
          144. I request and authorize Merrill Lynch to complete and file on my behalf the Forms 144 (pre-signed by me) necessary to affect the Plan, if any.

     b. If appropriate, I understand and agree that upon my prompt signature and delivery to Merrill Lynch of Form 144, Merrill Lynch will make one Form 144 filing at the beginning of each three-month period, commencing with the date of the first sale made in connection with the Plan, and that each Form 144 shall state the following: "This proposed sale is made pursuant to a plan intended to comply with Rule 10b5-1(c), previously adopted on [insert plan adoption date], when I was not aware of material nonpublic information".

     c. Merrill Lynch will conduct sales pursuant to Rule 144 or Rule 145 if appropriate, including applying Rule 144 volume limitations as if the sales under the Plan were the only sales subject to the volume limitations.

     d. I agree not to take any action or to cause any other person or entity to take any action that would require me to aggregate sales of securities pursuant to Rule


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

          144; and not to take any action that would cause the sales of securities under the Plan not to comply with Rule 144 or Rule 145.

8. Indemnification

     a. I agree to indemnify and hold harmless Merrill Lynch from and against all claims, losses, damages and liabilities arising out of inquiries and/or proceedings resulting from assertions that:

          (i) the Plan or sales made under the Plan do not comply with Rule 10b5-1 or with state securities laws or regulations prohibiting trading while in possession of material nonpublic information and

          (ii) Merrill Lynch has not executed any sales pursuant to the provisions of the Plan.

     b.   This indemnification will survive termination of the Plan.

9. In consideration of Merrill Lynch accepting orders to sell securities under this Plan, I make the following representations, warranties and covenants:

     a. I established the Plan in good faith, in compliance with the requirements of Rule 10b5-1, and at a time when I was not aware of material nonpublic information about the Issuer, whose securities are the subject of the Plan.

     b. I have consulted with legal counsel and other advisors in connection with my decision to enter into the Plan and have confirmed that the Plan meets the criteria set forth in Rule 10b5-1.

     c. I own all shares that are subject to the Plan free and clear of liens or encumbrances of any kind (except for shares underlying employee stock options).

     d. Except as provided in the Plan and while the Plan is in effect, I confirm that:

          (i) I will not engage in offsetting or hedging transactions in violation of Rule10b5-1; and

          (ii) I will notify Merrill Lynch in advance of any sales or purchases of, or derivative transactions on, any of the Issuer's securities.

     e. I further confirm my understanding that while this Plan is in effect, I may not disclose to the persons at Merrill Lynch effecting sales under the Plan for me any information concerning the Issuer that might influence the execution of the Plan.


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


     f.   Compliance with insider trading policies.

          (i)  The Plan does not violate the Issuer's insider trading policies.

          (ii) I have informed the Issuer of the existence and provisions of the Plan, and, if necessary under the Issuer's insider-trading policies, authorized representatives of the Issuer have approved the Plan and have been provided with a copy of the plan.

     g. I agree to make or cause to be made all necessary filings, including Rule 144 filings, filings pursuant to Section 13 and Section 16 of the Exchange Act, and any other filings necessary pursuant to the Securities Act and/or the Exchange Act.

     h.   Delivery requirements

          (i) FOR SECURITIES OTHER THAN EMPLOYEE STOCK OPTIONS, prior to the date of execution of any sales specified under the Plan, I agree to have delivered into the custody of Merrill Lynch certificates representing that number of securities that may be sold pursuant to the Plan (or other appropriate evidence thereof), together with all transfer documents and other authorizations required for Merrill Lynch to effect settlement of sales of such securities on my behalf.

          (ii) FOR EMPLOYEE STOCK OPTIONS, (a) the number of options granted to me by the Issuer that are vested, exercisable and registered is equal to or greater than the number of options to be exercised and the underlying shares to be sold under the Plan and (b) I agree to provide to Merrill Lynch all necessary documentation, properly executed, to effect the timely exercise of the stock option and the subsequent sale and settlement of the securities.

          (iii) I agree that Merrill Lynch's obligation to execute sales under the Plan is conditioned on the satisfaction of the foregoing delivery requirements

     i. I agree to inform Merrill Lynch as soon as possible of (a) any subsequent restrictions imposed on me due to changes in the securities (or other) laws or of any contractual restrictions imposed on the Issuer that would prevent Merrill Lynch or me from complying with the Plan and (b) the occurrence of any event as set forth in the Plan that would cause the Plan to end or be suspended under Section 2 or Section 3 of the Plan.

10. The Plan may be modified or amended only upon:

     a.   the written agreement of myself and Merrill Lynch and


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


     b. the receipt by Merrill Lynch of a certificate that I have signed to the effect that the representations, warranties and covenants contained in my Client Representations, dated the date hereof, are true as of the date of such certificate.

11. The Plan may be signed in counterparts, each of which will be an original.

12. The Plan, including the representations, warranties and covenants in Section 9, constitutes the entire agreement between me and Merrill Lynch and supersedes any prior agreements or understandings regarding the Plan.

13. All notices given by the parties under this Plan will be as follows:

     a.   If to Merrill Lynch:

          Managing Director and Administrative Manager
          Merrill Lynch, Pierce, Fenner & Smith, Inc.
          1650 Market Street
          29th Floor
          Philadelphia, PA 19103

     b.   If to me: [client address].

          Ligand Pharmaceuticals
          10275 Science Center Drive
          San Diego, CA 92121

IF YOU ARE SUBJECT TO THE REPORTING REQUIREMENTS OF SECTION 16 OF THE EXCHANGE ACT, COMPLETE THE FOLLOWING SECTION 14 TO HAVE TRANSACTION INFORMATION FOR OPEN MARKET TRANSACTIONS UNDER THE PLAN FORWARDED TO A DESIGNATED THIRD PARTY.

14. I authorize Merrill Lynch to transmit transaction information via fax and/or email for open window and transactions under the Plan (sales and purchases) to:

a.      Name:BARBARA OLSON              b. Name: WARNER BROADDUS
        Title:LEGAL                     Title:GENERAL COUNSEL
        Organization: LIGAND PHARM.     Organization: LIGAND PHARM.
        Fax:858-550-5632                Fax Number: 858-550-1825
        Tel.:858-550-7577               Tel.:858-550-7830
        e-mail:bolson@ligand.com        e-mail:wbroaddus@ligand.com

     Reasonable efforts will be made to transmit transaction information for open market transactions under the Plan (purchase or sale) by the close of business on the day of the purchase or sale, but no later than the close of business on the first trading day following the purchase or sale. I acknowledge that Merrill Lynch: (1) has no obligation to confirm receipt of any email or faxed information by the designated contact and (2)


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


has no responsibility or liability for filing a Form 4 with the SEC or for compliance with Section 16 of the Securities Exchange Act of 1934. If any of the above contact information changes, or I would like to terminate this authorization, I will promptly notify Merrill Lynch in writing. I further authorize Merrill Lynch to transmit transaction information to a third party service provider who will make the information available to my designated representative(s) listed above.

15. This Plan will be governed by and construed in accordance with the internal laws of the State of New York.



                        By:    /S/ ANDRES NEGRO VILAR
                        Name:  Andres Negro-Vilar
                        Date:  December 10, 2004

                        Acknowledged and Agreed this10th day of
                        December, 2004:

                        Merrill Lynch, Pierce, Fenner & Smith
                        Incorporated

                        By:    /S/ BRIAN P. PUGH
                        Name:  Brian Pugh
                        Title: Administrative Manager





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



                            ANNEX A - 10B5-1 SCHEDULE

----------------- --------------- ------------------- --------------- ----------------- ---------------
                                  NUMBER OF OPTIONS
                                  TO BE SOLD IN THE      GRANT NO.                         SALE PRICE
     START DATE       END DATE           PLAN            GRANT DATE     EXERCISE PRICE      -LIMIT"
----------------- --------------- ------------------- --------------- ----------------- ---------------
1/10/2005         12/31/2005      5,625               B93903          ISO  $7.625       At or above
                                                                                        $18.00
----------------- --------------- ------------------- --------------- ----------------- ---------------
1/10/2005         12/31/2005      24,375              BM93903         NQ $7.625         At or above
                                                                                        $18.00
----------------- --------------- ------------------- --------------- ----------------- ---------------
1/10/2005         12/31/2005      32,988              B92947          ISO $12.125       At or above
                                                                                        $25.00
----------------- --------------- ------------------- --------------- ----------------- ---------------
1/10/2005         12/31/2005      67,012              BM92947         NQ $12.125        At or above
                                                                                        $30.00
----------------- --------------- ------------------- --------------- ----------------- ---------------

----------------- --------------- ------------------- --------------- ----------------- ---------------

----------------- --------------- ------------------- --------------- ----------------- ---------------

----------------- --------------- ------------------- --------------- ----------------- ---------------
    TOTAL                         130,000
----------------- --------------- ------------------- --------------- ----------------- ---------------






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